UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 12, 2005
Alnylam Pharmaceuticals, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-50743	77-0602661

(State or Other Juris- diction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

300 Third Street, Cambridge, MA	02142

(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (617) 551-8200
Not applicable

(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.
Stock Purchase Agreement
     On October 12, 2005, Alnylam Pharmaceuticals, Inc. (“Alnylam”) issued and sold to Novartis Pharma AG (“Novartis”) 5,267,865 shares (the “Shares”) of common stock, $.01 par value per share, of Alnylam, at a purchase price of $11.11 per share, for an aggregate purchase price of approximately $58.5 million pursuant to the terms of the Stock Purchase Agreement dated as of September 6, 2005 by and between Alnylam and Novartis (the “Stock Purchase Agreement”).
     A summary description of the Stock Purchase Agreement is contained in Item 1.01 of the Current Report on Form 8-K previously filed by Alnylam with the Securities and Exchange Commission on September 12, 2005 (the “Form 8-K”) and is incorporated herein by reference.
     Such summary description does not purport to be complete and is qualified in its entirety by reference to the Stock Purchase Agreement, which is attached as Exhibit 10.1 to the Form 8-K and is incorporated herein by reference.
Investor Rights Agreement
     On October 12, 2005, in connection with the closing of the issuance and sale of the Shares to Novartis, the Investor Rights Agreement dated as of September 6, 2005 by and between Alnylam and Novartis (the “Investor Rights Agreement”) became effective.
     A summary description of the Investor Rights Agreement is contained in Item 1.01 of the Form 8-K and is incorporated herein by reference.
     Such summary description does not purport to be complete and is qualified in its entirety by reference to the Investor Rights Agreement, which is attached as Exhibit 10.2 to the Form 8-K and is incorporated herein by reference.
Research Collaboration and License Agreement
     On October 12, 2005, Alnylam entered into the Research Collaboration and License Agreement (“Collaboration Agreement”) with Novartis Institutes for BioMedical Research, Inc. contemplated by the Stock Purchase Agreement.
     A summary description of the Collaboration Agreement is contained in Item 1.01 of the Form 8-K and is incorporated herein by reference.
     Such summary description does not purport to be complete and is qualified in its entirety by reference to the Collaboration Agreement, which is attached as Exhibit 10.1 hereto and is incorporated herein by reference.
Item 3.02. Unregistered Sales of Equity Securities.
     The information contained in Item 1.01 above with respect to the sale and issuance of the Shares to Novartis is incorporated herein by reference.
     The Shares issued to Novartis were issued in reliance on the exemption from the registration provisions of the Securities Act of 1933, as amended, set forth in Section 4(2) promulgated thereunder relative to sales by an issuer not involving any public offering. Novartis represented to Alnylam in the Stock Purchase Agreement that it is acquiring the Shares for investment and not distribution, that it can bear the risks of the investment and that it has received from Alnylam and Alnylam’s management all of the information that Novartis considers appropriate to evaluate whether to purchase the Shares.
Item 9.01. Financial Statements and Exhibits.
(d)	Exhibits

See Exhibit Index attached hereto.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALNYLAM PHARMACEUTICALS, INC.
Date: October 12, 2005	By:	/s/ John M. Maraganore, Ph.D.
John M. Maraganore, Ph.D.
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1†	Research Collaboration and License Agreement effective as of October 12, 2005 by and between Alnylam Pharmaceuticals, Inc. and Novartis Institutes for BioMedical Research, Inc.

†	Indicates confidential treatment requested as to certain portions, which portions were omitted and filed separately with the Securities and Exchange Commission pursuant to a Confidential Treatment Request.